UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 21, 2021 (June 1, 2021)

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38308	98-1146821
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

B-7-5, Northpoint Office,

Mid Valley City, No.1 Medan Syed Putra Utara,

59200 Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (603) 2201-3192

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRNQ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 1, 2021, Greenpro Capital Corp. (the “Company”, “we” or “GRNQ”) entered into a share exchange agreement with Greenpro Capital Village Sdn Bhd (“GCVSB”) and preference shareholders who collectively hold 347,000 preference shares of GCVSB (the “GCVSB Shareholders”), whereby GCVSB Shareholders agreed to exchange their respective preference shares in GCVSB in consideration for 79,530 restricted shares of GRNQ common stock, with a par value of $.0001 per share(the “Share Exchange Agreement”). The closing date of the Share Exchange Agreement was July 19, 2021.

The Share Exchange Agreement includes customary representations, warranties and covenants of the Company, GCVSB and the GCVSB Shareholders. The representations and warranties made by each party were made solely for the benefit of the other party and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk between the parties to the Share Exchange Agreement if those statements prove to be inaccurate; (ii) may have been qualified in the Share Exchange Agreement by disclosures that were made to the other party in disclosure schedules to the Share Exchange Agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Share Exchange Agreement or such other date or dates as may be specified in the Share Exchange Agreement.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 hereof is hereby incorporated by reference into this Item 3.02. The issuance of GRNQ common stock pursuant to the Share Exchange Agreement will be exempt from registration pursuant to the provisions of Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended and Regulation S under the Securities Act for purposes of the private placement of the shares of common stock as such shares have not been offered or sold in the United States or to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Securities Act) or persons in the United States.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENPRO CAPITAL CORP.
(Name of Registrant)

Date: July 21, 2021	By:	/s/ Lee Chong Kuang
	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director (Principal Executive Officer)